                                                                    EXHIBIT 99.5

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $750,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC4

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                NOVEMBER 5, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                               2
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
            SCENARIO 1  SCENARIO 2  SCENARIO 3
            ----------  ----------  ----------
PREPAY       100%         100%        100%
RATES       frwd        fwd +100    fwd +200
CDR            0%           0%          0%
SEVERITY       0%           0%          0%

PERIOD      Exc Sprd  Exc Sprd  Exc Sprd
AVG YR1        295       204      113
AVG YR2        278       180       83
AVG YR3        359       300      212
AVG YR4        356       315      266
AVG YR5        340       300      250
-------     --------  --------  --------
  1            409       409      409
  2            309       210      111
  3            360       260      161
  4            286       187       88
  5            300       201      102
  6            276       177       78
  7            288       188       89
  8            266       166       67
  9            262       161       62
 10            274       174       74
 11            249       150       51
 12            263       164       64
 13            237       138       41
 14            230       131       35
 15            284       185       85
 16            216       118       25
 17            230       132       36
 18            205       107       17
 19            219       120       27
 20            246       147       50
 21            366       267      167
 22            384       285      186
 23            352       253      154
 24            371       271      173
 25            339       240      142
 26            340       254      155
 27            434       378      279
 28            345       285      186
 29            365       306      208
 30            334       274      176
 31            354       295      196
 32            337       281      192
 33            359       315      245
 34            381       339      269
 35            348       304      234
 36            370       328      257
 37            337       292      222
 38            341       297      232
 39            410       371      329
 40            349       306      260
 41            374       332      288
 42            343       299      253
 43            368       325      280
 44            340       298      252
 45            346       307      260
 46            369       333      287
 47            337       298      251
 48            361       324      278
 49            329       289      241
 50            329       289      242

 51        424        391        349
 52        329        288        241
 53        354        315        269
 54        321        280        232
 55        346        306        260
 56        320        279        229
 57        324        282        224
 58        349        309        252
 59        316        274        215
 60        341        300        243
 61        309        266        207
 62        308        265        204
 63        405        368        303
 64        308        265        197
 65        334        292        225
 66        302        257        189
 67        327        284        217
 68        298        253        182
 69        301        255        178
 70        327        283        207
 71        295        248        171
 72        321        276        199
 73        289        242        164
 74        288        240        161
 75        385        342        259
 76        288        239        154
 77        314        267        182
 78        282        233        148
 79        267        219        135
 80        238        188        106
 81        241        189        105
 82        268        218        127
 83        236        184        101
 84        263        212        123
 85        231        179         99
 86        231        178         99
 87        294        241        146
 88        230        174         97
 89        258        203        116
 90        226        169         96
 91        254        199        114
 92        225        167         96
 93        227        165         96
 94        255        194        114
 95        224        162         96
 96        253        191        114